Exhibit 99.1

Sonic Automotive Reports First Quarter 2026 Financial Results

Sonic Reported First Quarter Record Consolidated Revenues and Gross Profit

Sonic's EchoPark Segment Achieved All-Time Record Quarterly Pre-Tax Income and Adjusted EBITDA*

During the First Quarter, Sonic Repurchased Approximately 2.1 Million Shares of its Class A Common Stock, Representing a 6% Reduction In Outstanding Shares from December 31, 2025

CHARLOTTE, N.C. – April 30, 2026 – Sonic Automotive, Inc. (“Sonic Automotive,” “Sonic,” the “Company,” “we” “us” or “our”) (NYSE:SAH), one of the nation’s largest automotive retailers, today reported financial results for the first quarter ended March 31, 2026.

First Quarter 2026 Financial Summary
•First quarter record total revenues of $3.7 billion, up 1% year-over-year; first quarter record total gross profit of $598.8 million, up 6% year-over-year
•Reported net income in the first quarter was $60.8 million, down 14% year-over-year ($1.79 earnings per share, down 12% year-over-year)
▪Reported net income for the first quarter of 2026 includes a $5.1 million pre-tax disposition-related net gain and a $3.6 million pre-tax gain related to the exit of leased dealerships, partially offset by a $0.4 million pre-tax impairment charge related to capital improvement projects (collectively, these items are partially offset by a $2.4 million income tax expense on the above net benefit)
▪Reported net income for the first quarter of 2025 includes the effect of a $30.0 million pre-tax gain from cyber insurance proceeds, offset partially by a $1.4 million non-cash pre-tax impairment charge, a $1.0 million pre-tax disposition related net loss, and a $0.9 million pre-tax charge related to storm damage (collectively, these items are partially offset by a $7.4 million tax expense on the above net benefit)
◦Excluding the above items, adjusted net income* for the first quarter of 2026 was $54.9 million, up 7% year-over-year ($1.62 adjusted earnings per diluted share*, up 9% year-over-year)
•Total reported selling, general and administrative (“SG&A”) expenses as a percentage of gross profit of 71.3% (71.9% on a Franchised Dealerships Segment basis, 62.9% on an EchoPark Segment basis, and 97.7% on a Powersports Segment basis)
▪Total adjusted SG&A expenses as a percentage of gross profit* of 72.8% (72.9% on a Franchised Dealerships Segment basis, 68.2% on an EchoPark Segment basis, and 97.7% on a Powersports Segment basis)
•EchoPark Segment revenues of $580.5 million, up 4% year-over-year; all-time record quarterly EchoPark Segment total gross profit of $67.9 million, up 6% year-over-year; EchoPark Segment retail used vehicle unit sales volume of 19,326, up 3% year-over-year
•All-time record quarterly reported EchoPark Segment income of $16.2 million, as compared to $10.3 million in the prior year period, a 57% increase year-over-year

◦All-time record quarterly adjusted EchoPark Segment income* of $12.6 million, as compared to $10.1 million in the prior year period, a 25% increase year-over-year
•All-time record quarterly EchoPark Segment adjusted EBITDA* of $18.6 million, as compared to $15.8 million adjusted EBITDA* in the prior year period, up 18% year-over-year
•Previously announced acquisition of Space Coast Harley-Davidson, Treasure Coast Harley-Davidson, Falcons Fury Harley-Davidson, Raging Bull Harley-Davidson, and San Diego Harley-Davidson in April 2026 is expected to add approximately $100 million in annualized revenue to Sonic's Powersports Segment
•During the first quarter, Sonic disposed of four Franchised Dealerships, which generated $113.5 million in revenues in 2025 and $58.7 million in gross proceeds from disposition
•During the first quarter, Sonic repurchased approximately 2.1 million shares of its Class A common stock for an aggregate purchase price of approximately $135.7 million, representing a 6% reduction in outstanding shares from December 31, 2025
◦In April 2026, Sonic's Board of Directors approved $500 million in additional share repurchase authorization, increasing the total remaining share repurchase authorization to $528 million
•Sonic’s Board of Directors approved an 8% increase to the quarterly cash dividend, to $0.41 per share, payable on July 15, 2026 to all stockholders of record on June 15, 2026

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Commentary
David Smith, Chairman and Chief Executive Officer of Sonic Automotive, stated, “I am grateful for our team's efforts in the first quarter, which delivered several first quarter and all-time quarterly records across our operating segments. Our Franchised Dealerships built on fourth quarter momentum to deliver record consolidated first quarter revenue, and our EchoPark team capitalized on a strong tax refund season to deliver an all-time record adjusted EBITDA* of $18.6 million while continuing to provide a world-class guest experience. We are also excited to expand our Powersports segment in the great riding states of California, Florida, Georgia, and North Carolina. The acquisition of five new Harley-Davidson dealerships establishes Sonic Powersports as one of the fastest growing powersports retailers in the country and reinforces our commitment to diversifying our revenue base and enhancing shareholder returns.”

Jeff Dyke, President of Sonic Automotive, commented, “Despite tough year-over-year comparisons, our team outperformed on several key operating metrics. In our Franchised Dealerships segment, our focus on technician hiring and retention resulted in first quarter record fixed operations gross profit, up 10% year-over-year. Continued improvements in our finance and insurance operations led to first quarter records in both total gross profit and gross profit per unit. At EchoPark, our team once again proved that executing on our playbook will drive industry leading returns. With all-time records in quarterly segment total gross profit, pre-tax income, and adjusted EBITDA*, we remain confident in the long-term potential of the EchoPark brand and our plan to resume disciplined expansion of our EchoPark footprint in late 2026, supported by a strategic brand marketing investment beginning in mid-2026.”

Heath Byrd, Chief Financial Officer of Sonic Automotive, added, “As of March 31, 2026, we had approximately $381 million in cash and floor plan deposits on hand, with total liquidity of approximately $770 million. As we move through 2026, we will continue to seek opportunities to strategically deploy capital as markets evolve."

First Quarter 2026 Segment Highlights
The financial measures discussed below are results for the first quarter of 2026 with comparisons made to the first quarter of 2025, unless otherwise noted.
•Franchised Dealerships Segment operating results include:
•Same store revenues down 4%; same store gross profit flat
•Same store retail new vehicle unit sales volume down 10%; same store retail new vehicle gross profit per unit down 4%, to $3,002
•Same store retail used vehicle unit sales volume up 3%; same store retail used vehicle gross profit per unit down 4%, to $1,533
•Same store parts, service and collision repair (“Fixed Operations”) gross profit up 5%; same store customer pay gross profit up 5%; same store warranty gross profit up 7%; same store Fixed Operations gross profit margin up 40 basis points, to 51.1%
•Same store finance and insurance (“F&I”) gross profit up 2%; same store F&I gross profit per retail unit of $2,594, up 6%
•On a trailing quarter cost of sales basis, the Franchised Dealerships Segment had 58 days’ supply of new vehicle inventory (including in-transit) and 32 days’ supply of used vehicle inventory
•EchoPark Segment operating results include:
•Revenues of $580.5 million, up 4%; gross profit of $67.9 million, up 6%
•Retail used vehicle unit sales volume of 19,326, up 3%
•All-time record quarterly reported segment income of $16.2 million, all-time record quarterly adjusted segment income* of $12.6 million, and all-time record quarterly adjusted EBITDA* of $18.6 million
•On a trailing quarter cost of sales basis, the EchoPark Segment had 40 days’ supply of used vehicle inventory
•Powersports Segment operating results include:
•First quarter record revenues of $40.9 million, up 19%; first quarter record gross profit of $10.1 million, up 19%
•Segment loss of $2.0 million, a 43% improvement from a segment loss of $3.5 million in the prior year period, and adjusted EBITDA loss* of $0.1 million, an 86% improvement from an adjusted EBITDA loss* of $0.7 million in the prior year period (note that the first quarter has seasonally lower demand ahead of peak powersports industry demand in the second and third quarters)

* Represents a non-GAAP financial measure — please refer to the discussion and reconciliation of non-GAAP financial measures below.

Dividend
Sonic’s Board of Directors approved an 8% increase to the quarterly cash dividend, to $0.41 per share, payable on July 15, 2026 to all stockholders of record on June 15, 2026.

First Quarter 2026 Earnings Conference Call
Senior management will hold a conference call today at 11:00 A.M. (Eastern). Investor presentation and earnings press release materials will be accessible beginning prior to the conference call on the Company’s website at ir.sonicautomotive.com.

To access the live webcast of the conference call, please go to ir.sonicautomotive.com and select the webcast link at the top of the page. For telephone access to this conference call, please dial (877) 407-8289 (domestic) or +1 (201) 689-8341 (international) and ask to be connected to the Sonic Automotive First Quarter 2026 Earnings Conference Call. Dial-in access remains available throughout the live call; however, to ensure you are connected for the full call we suggest dialing in at least 10 minutes before the start of the call. A webcast replay will be available following the call for 14 days at ir.sonicautomotive.com.

About Sonic Automotive
Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, North Carolina, is on a quest to become the most valuable diversified automotive retail and service brand in America. Our Company culture thrives on creating, innovating, and providing industry-leading guest experiences, driven by strategic investments in technology, teammates, and ideas that ultimately fulfill ownership dreams, enrich lives, and deliver happiness to our guests and teammates. As one of the largest automotive and powersports retailers in America, we are committed to delivering on this goal while pursuing expansive growth and taking progressive measures to be the leader in these categories. Our new platforms, programs, and people are set to drive the next generation of automotive and powersports experiences. More information about Sonic Automotive can be found at www.sonicautomotive.com and ir.sonicautomotive.com.

About EchoPark Automotive
EchoPark Automotive is one of the most comprehensive retailers of nearly new pre-owned vehicles in America today. Our unique business model offers a best-in-class shopping experience and utilizes one of the most innovative technology-enabled sales strategies in our industry. Our approach provides a personalized and proven guest-centric buying process that consistently delivers award-winning guest experiences and superior value to car buyers nationwide, with savings of up to $3,000 versus the competition. Consumers have responded by putting EchoPark among the top national pre-owned vehicle retailers in products, sales, and service, while receiving the 2023 Consumer Satisfaction Award from DealerRater. EchoPark’s mission is in the name: Every Car, Happy Owner. This drives the experience for guests and differentiates EchoPark from the competition. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements
Included herein are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements address our future objectives, plans and goals, as well as our intent, beliefs and current expectations regarding future operating performance, results and events, and can generally be identified by words such as “may,” “will,” “should,” “could,” “believe,” “expect,” “estimate,” “anticipate,” “intend,” “plan,” “foresee” and other similar words or phrases. You should not place undue reliance on these statements, and you are cautioned that these forward-looking statements are not guarantees of future performance. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, the effects of tariffs on vehicle and parts pricing and supply, the effects of tariffs on consumer demand, economic conditions in the markets in which we operate, supply chain disruptions and manufacturing delays, labor shortages, the impacts of inflation and changes in interest rates, new and used vehicle industry sales volume, future levels of consumer demand for new and used vehicles, anticipated future growth in each of our operating segments, the success of our operational strategies and investment in new technologies, the rate and timing of overall economic expansion or contraction, the integration of acquisitions, cybersecurity incidents and other disruptions to our information systems, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and other reports and information filed with the United States Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC. Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.

Non-GAAP Financial Measures
This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income, adjusted earnings per diluted share, adjusted SG&A expenses, adjusted SG&A expenses as a percentage of gross profit, adjusted segment income (loss), and adjusted EBITDA (loss). As required by SEC rules, the Company has provided reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures in the schedules included in this press release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Company Contacts
Investor Inquiries:
Heath Byrd, Executive Vice President and Chief Financial Officer
Danny Wieland, Vice President, Investor Relations & Financial Reporting
ir@sonicautomotive.com

Press Inquiries:
Sonic Automotive Media Relations
media.relations@sonicautomotive.com

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations - Consolidated

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except per share amounts)
Revenues:
Retail new vehicles	$1,607.4	$1,656.3	(3)%
Fleet new vehicles	20.7	22.1	NM
Total new vehicles	1,628.1	1,678.4	(3)%
Used vehicles	1,269.6	1,225.0	4%
Wholesale vehicles	71.8	82.7	NM
Total vehicles	2,969.5	2,986.1	(1)%
Parts, service and collision repair	516.6	474.4	9%
Finance, insurance and other, net	202.4	190.8	6%
Total revenues	3,688.5	3,651.3	1%
Cost of sales:
Retail new vehicles	(1,522.9)	(1,566.9)	3%
Fleet new vehicles	(20.3)	(21.5)	6%
Total new vehicles	(1,543.2)	(1,588.4)	3%
Used vehicles	(1,221.1)	(1,178.6)	(4)%
Wholesale vehicles	(73.4)	(84.1)	13%
Total vehicles	(2,837.7)	(2,851.1)	—%
Parts, service and collision repair	(252.0)	(233.8)	(8)%
Total cost of sales	(3,089.7)	(3,084.9)	—%
Gross profit	598.8	566.4	6%
Selling, general and administrative expenses	(427.0)	(380.3)	(12)%
Impairment charges	(0.4)	(1.4)	NM
Depreciation and amortization	(38.7)	(39.7)	3%
Operating income (loss)	132.7	145.0	(8)%
Other income (expense):
Interest expense, floor plan	(19.4)	(20.0)	3%
Interest expense, other, net	(28.3)	(27.6)	(3)%
Other income (expense), net	0.1	—	NM
Total other income (expense)	(47.6)	(47.6)	—%
Income before taxes	85.1	97.4	(13)%
Provision for income taxes - benefit (expense)	(24.3)	(26.8)	9%
Net income	$60.8	$70.6	(14)%

Basic earnings (loss) per common share	$1.81	$2.09	(13)%
Basic weighted-average common shares outstanding	33.6	33.9	1%

Diluted earnings (loss) per common share	$1.79	$2.04	(12)%
Diluted weighted-average common shares outstanding	34.0	34.6	2%

Dividends declared per common share	$0.38	$0.30	27%
NM = Not Meaningful

Franchised Dealerships Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,585.2	$1,636.9	(3)%
Fleet new vehicles	20.7	22.1	NM
Total new vehicles	1,605.9	1,659.0	(3)%
Used vehicles	768.7	745.6	3%
Wholesale vehicles	43.9	54.6	NM
Total vehicles	2,418.5	2,459.2	(2)%
Parts, service and collision repair	509.3	467.4	9%
Finance, insurance and other, net	139.3	130.6	7%
Total revenues	3,067.1	3,057.2	—%
Gross Profit:
Retail new vehicles	81.2	86.7	(6)%
Fleet new vehicles	0.4	0.6	(33)%
Total new vehicles	81.6	87.3	(7)%
Used vehicles	40.5	39.9	2%
Wholesale vehicles	(1.8)	(1.0)	(80)%
Total vehicles	120.3	126.2	(5)%
Parts, service and collision repair	261.1	237.2	10%
Finance, insurance and other, net	139.3	130.6	7%
Total gross profit	520.7	494.0	5%
Selling, general and administrative expenses	(374.4)	(325.9)	(15)%
Impairment charges	(0.4)	—	NM
Depreciation and amortization	(31.7)	(33.4)	5%
Operating income	114.2	134.7	(15)%
Other income (expense):
Interest expense, floor plan	(16.0)	(16.3)	2%
Interest expense, other, net	(27.3)	(26.6)	(3)%
Other income (expense), net	0.1	0.1	NM
Total other income (expense)	(43.2)	(42.8)	(1)%
Income before taxes	71.0	91.9	(23)%
Add: Impairment charges	0.4	—	NM
Segment income	$71.4	$91.9	(22)%

Unit Sales Volume:
Retail new vehicles	25,830	28,082	(8)%
Fleet new vehicles	337	383	(12)%
Total new vehicles	26,167	28,465	(8)%
Used vehicles	26,335	25,441	4%
Wholesale vehicles	4,713	6,195	(24)%
Retail new & used vehicles	52,165	53,523	(3)%
Used-to-New Ratio	1.02	0.91	12%

Gross Profit Per Unit:
Retail new vehicles	$3,144	$3,089	2%
Fleet new vehicles	$1,264	$1,444	(12)%
New vehicles	$3,120	$3,067	2%
Used vehicles	$1,539	$1,568	(2)%
Finance, insurance and other, net	$2,670	$2,439	9%

NM = Not Meaningful

Note: Reported Franchised Dealerships Segment results include (i) same store results from the “Franchised Dealerships Segment - Same Store” table below and (ii) the effects of acquisitions, open points, dispositions and holding company impacts for the periods reported. All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Franchised Dealerships Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$1,485.5	$1,617.0	(8)%
Fleet new vehicles	18.8	22.0	(15)%
Total new vehicles	1,504.3	1,639.0	(8)%
Used vehicles	746.2	732.5	2%
Wholesale vehicles	41.4	53.6	(23)%
Total vehicles	2,291.9	2,425.1	(5)%
Parts, service and collision repair	483.5	462.2	5%
Finance, insurance and other, net	130.6	128.3	2%
Total revenues	2,906.0	3,015.6	(4)%
Gross Profit:
Retail new vehicles	74.2	86.5	(14)%
Fleet new vehicles	0.5	0.6	(17)%
Total new vehicles	74.8	87.1	(14)%
Used vehicles	39.3	39.5	(1)%
Wholesale vehicles	(1.7)	(0.7)	(143)%
Total vehicles	112.4	125.9	(11)%
Parts, service and collision repair	247.1	234.5	5%
Finance, insurance and other, net	130.6	128.3	2%
Total gross profit	$490.1	$488.7	—%

Unit Sales Volume:
Retail new vehicles	24,725	27,598	(10)%
Fleet new vehicles	317	383	(17)%
Total new vehicles	25,042	27,981	(11)%
Used vehicles	25,636	24,832	3%
Wholesale vehicles	4,519	5,968	(24)%
Retail new & used vehicles	50,361	52,430	(4)%
Used-to-New Ratio	1.04	0.90	16%

Gross Profit Per Unit:
Retail new vehicles	$3,002	$3,135	(4)%
Fleet new vehicles	$1,717	$1,444	19%
New vehicles	$2,986	$3,112	(4)%
Used vehicles	$1,533	$1,592	(4)%
Finance, insurance and other, net	$2,594	$2,448	6%

Note: All currently operating franchised dealership stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

EchoPark Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$491.8	$473.7	4%
Wholesale vehicles	27.3	27.3	NM
Total vehicles	519.1	501.0	4%
Finance, insurance and other, net	61.4	58.7	5%
Total revenues	580.5	559.7	4%
Gross Profit:
Used vehicles	6.3	5.4	17%
Wholesale vehicles	0.2	(0.2)	200%
Total vehicles	6.5	5.2	25%
Finance, insurance and other, net	61.4	58.7	5%
Total gross profit	67.9	63.9	6%
Selling, general and administrative expenses	(42.7)	(44.8)	5%
Impairment charges	—	(0.2)	NM
Depreciation and amortization	(5.7)	(5.2)	(10)%
Operating income	19.5	13.7	42%
Other income (expense):
Interest expense, floor plan	(3.0)	(3.1)	3%
Interest expense, other, net	(0.3)	(0.4)	25%
Other income (expense), net	—	(0.1)	NM
Total other income (expense)	(3.3)	(3.6)	8%
Income before taxes	16.2	10.1	60%
Add: Impairment charges	—	0.2	NM
Segment income	$16.2	$10.3	57%

Unit Sales Volume:
Used vehicles	19,326	18,798	3%
Wholesale vehicles	3,127	3,150	(1)%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,502	$3,411	3%

NM = Not Meaningful

EchoPark Segment - Same Market

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Used vehicles	$491.8	$473.7	4%
Wholesale vehicles	27.4	27.3	—%
Total vehicles	519.2	501.0	4%
Finance, insurance and other, net	61.6	59.1	4%
Total revenues	580.8	560.1	4%
Gross Profit:
Used vehicles	6.4	5.4	19%
Wholesale vehicles	0.2	(0.2)	200%
Total vehicles	6.6	5.2	27%
Finance, insurance and other, net	61.6	59.1	4%
Total gross profit	$68.2	$64.3	6%

Unit Sales Volume:
Used vehicles	19,326	18,798	3%
Wholesale vehicles	3,127	3,150	(1)%

Gross Profit Per Unit:
Total used vehicle and F&I	$3,518	$3,432	3%

Note: All currently operating EchoPark stores in a local geographic market are included within the same market group as of the first full month following the first anniversary of the market's opening.

Powersports Segment - Reported

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$22.3	$19.4	15%
Used vehicles	9.2	5.7	61%
Wholesale vehicles	0.2	0.8	NM
Total vehicles	31.7	25.9	22%
Parts, service and collision repair	7.4	7.0	6%
Finance, insurance and other, net	1.8	1.5	20%
Total revenues	40.9	34.4	19%
Gross Profit:
Retail new vehicles	3.2	2.7	19%
Used vehicles	1.6	1.1	45%
Wholesale vehicles	—	(0.2)	100%
Total vehicles	4.8	3.6	33%
Parts, service and collision repair	3.5	3.4	3%
Finance, insurance and other, net	1.8	1.5	20%
Total gross profit	10.1	8.5	19%
Selling, general and administrative expenses	(9.9)	(9.6)	(3)%
Impairment charges	—	(1.1)	NM
Depreciation and amortization	(1.2)	(1.2)	—%
Operating income	(1.0)	(3.4)	71%
Other income (expense):
Interest expense, floor plan	(0.4)	(0.5)	20%
Interest expense, other, net	(0.7)	(0.7)	—%
Other income (expense), net	0.1	—	NM
Total other income (expense)	(1.0)	(1.2)	17%
Loss before taxes	(2.0)	(4.6)	57%
Add: Impairment charges	—	1.1	NM
Segment loss	$(2.0)	$(3.5)	43%

Unit Sales Volume:
Retail new vehicles	1,124	993	13%
Used vehicles	832	578	44%
Wholesale vehicles	49	60	(18)%

Gross Profit Per Unit:
Retail new vehicles	$2,891	$2,681	8%
Used vehicles	$1,938	$1,823	6%
Finance, insurance and other, net	$907	$943	(4)%

NM = Not Meaningful

Powersports Segment - Same Store

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	% Change
	(In millions, except unit and per unit data)
Revenues:
Retail new vehicles	$22.3	$18.8	19%
Used vehicles	9.2	5.2	77%
Wholesale vehicles	0.2	0.8	(75)%
Total vehicles	31.7	24.8	28%
Parts, service and collision repair	7.4	6.6	12%
Finance, insurance and other, net	1.8	1.4	29%
Total revenues	40.9	32.8	25%
Gross Profit:
Retail new vehicles	3.2	2.6	23%
Used vehicles	1.6	1.0	60%
Wholesale vehicles	—	—	—%
Total vehicles	4.8	3.6	33%
Parts, service and collision repair	3.5	3.2	9%
Finance, insurance and other, net	1.8	1.4	29%
Total gross profit	$10.1	$8.2	23%

Unit Sales Volume:
Retail new vehicles	1,124	969	16%
Used vehicles	832	533	56%
Wholesale vehicles	49	60	(18)%
Retail new & used vehicles	1,956	1,502	30%
Used-to-New Ratio	0.74	0.55	35%

Gross Profit Per Unit:
Retail new vehicles	$2,891	$2,709	7%
Used vehicles	$1,938	$1,797	8%
Finance, insurance and other, net	$907	$952	(5)%

Note: All currently operating powersports stores are included within the same store group as of the first full month following the first anniversary of the store’s opening or acquisition.

Non-GAAP Reconciliation - Consolidated - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$274.3	$258.5	$(15.8)	(6)%
Advertising	27.3	23.8	(3.5)	(15)%
Rent	9.7	10.2	0.5	5%
Other	115.7	87.8	(27.9)	(32)%
Total SG&A expenses	$427.0	$380.3	$(46.7)	(12)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(1.0)
Cyber insurance proceeds	—	30.0
Storm damage charges	—	(0.9)
Gain (loss) on exit of leased dealership	3.6	—
Total SG&A adjustments	$8.7	$28.1
Adjusted:
Total adjusted SG&A expenses	$435.7	$408.4	$(27.3)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	45.8%	45.6%	(20)	bps
Advertising	4.6%	4.2%	(40)	bps
Rent	1.6%	1.8%	20	bps
Other	19.3%	15.5%	(380)	bps
Total SG&A expenses as a % of gross profit	71.3%	67.1%	(420)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	0.9%	(0.2)%
Cyber insurance proceeds	—%	5.3%
Storm damage charges	—%	(0.2)%
Gain (loss) on lease terminations	0.6%	—%
Total effect of adjustments	1.5%	5.0%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.8%	72.1%	(70)	bps

Reported:
Total gross profit	$598.8	$566.4	$32.4	6%

Non-GAAP Reconciliation - Franchised Dealerships Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$240.1	$226.4	$(13.7)	(6)%
Advertising	18.7	15.8	(2.9)	(18)%
Rent	12.4	9.7	(2.7)	(28)%
Other	103.2	74.0	(29.2)	(39)%
Total SG&A expenses	$374.4	$325.9	$(48.5)	(15)%
Adjustments:
Acquisition and disposition-related gain (loss)	$5.1	$(0.3)
Cyber insurance proceeds	—	30.0
Storm damage charges	—	(0.9)
Total SG&A adjustments	$5.1	$28.8
Adjusted:
Total adjusted SG&A expenses	$379.5	$354.7	$(24.8)	(7)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	46.1%	45.8%	(30)	bps
Advertising	3.6%	3.2%	(40)	bps
Rent	2.4%	2.0%	(40)	bps
Other	19.8%	15.0%	(480)	bps
Total SG&A expenses as a % of gross profit	71.9%	66.0%	(590)	bps
Adjustments:
Acquisition and disposition-related gain (loss)	1.0%	(0.1)%
Cyber insurance proceeds	—%	6.1%
Storm damage charges	—%	(0.2)%
Total effect of adjustments	1.0%	5.8%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	72.9%	71.8%	(110)	bps

Reported:
Total gross profit	$520.7	$494.0	$26.7	5%

Non-GAAP Reconciliation - EchoPark Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$26.9	$25.9	$(1.0)	(4)%
Advertising	8.3	7.7	(0.6)	(8)%
Rent	(2.7)	0.7	3.4	486%
Other	10.2	10.5	0.3	3%
Total SG&A expenses	$42.7	$44.8	$2.1	5%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$0.2
Gain (loss) on exit of leased dealerships	3.6	—
Total SG&A adjustments	$3.6	$0.2
Adjusted:
Total adjusted SG&A expenses	$46.3	$45.0	$(1.3)	(3)%

Reported:
SG&A expenses as a % of gross profit:
Compensation	39.6%	40.5%	90	bps
Advertising	12.2%	12.1%	(10)	bps
Rent	(4.0)%	1.1%	510	bps
Other	15.1%	16.4%	130	bps
Total SG&A expenses as a % of gross profit	62.9%	70.1%	720	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	0.3%
Gain (loss) on exit of leased dealerships	5.3%	—%
Total effect of adjustments	5.3%	0.3%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	68.2%	70.4%	220	bps

Reported:
Total gross profit	$67.9	$63.9	$4.0	6%

Non-GAAP Reconciliation - Powersports Segment - SG&A Expenses

	Three Months Ended March 31,		Better / (Worse)
	2026	2025	Change	% Change
	(In millions)
Reported:
Compensation	$7.3	$6.2	$(1.1)	(18)%
Advertising	0.3	0.2	(0.1)	(50)%
Rent	—	(0.2)	(0.2)	(100)%
Other	2.3	3.4	1.1	32%
Total SG&A expenses	$9.9	$9.6	$(0.3)	(3)%
Adjustments:
Acquisition and disposition-related gain (loss)	$—	$(0.9)
Total SG&A adjustments	$—	$(0.9)
Adjusted:
Total adjusted SG&A expenses	$9.9	$8.7

Reported:
SG&A expenses as a % of gross profit:
Compensation	71.9%	72.6%	70	bps
Advertising	3.3%	2.9%	(40)	bps
Rent	—%	(2.0)%	(200)	bps
Other	22.5%	39.0%	1,650	bps
Total SG&A expenses as a % of gross profit	97.7%	112.5%	1,480	bps
Adjustments:
Acquisition and disposition-related gain (loss)	—%	(10.5)%
Total effect of adjustments	—%	(10.5)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	97.7%	102.0%	430	bps

Reported:
Total gross profit	$10.1	$8.5	$1.6	19%

Non-GAAP Reconciliation - Franchised Dealerships Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2026	2025	% Change
	(In millions)
Reported:
Income before taxes	$71.0	$91.9	(23)%
Add: Impairment charges	0.4	—
Segment income	$71.4	$91.9	(22)%

Adjustments:
Acquisition and disposition-related (gain) loss	$(5.1)	$0.3
Cyber insurance proceeds	—	(30.0)
Storm damage charges	—	0.9
Total pre-tax adjustments	$(5.1)	$(28.8)

Adjusted:
Segment income	$66.3	$63.1	5%

Non-GAAP Reconciliation - EchoPark Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2026	2025	% Change
	(In millions)
Reported:
Income before taxes	$16.2	$10.1	60%
Add: Impairment charges	—	0.2
Segment income	$16.2	$10.3	57%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$(0.2)
Loss (gain) on exit of leased dealerships	(3.6)	—
Total pre-tax adjustments	$(3.6)	$(0.2)

Adjusted:
Segment income	$12.6	$10.1	25%

Non-GAAP Reconciliation - Powersports Segment - Income (Loss) Before Taxes and Segment Income (Loss)

	Three Months Ended March 31,
	2026	2025	% Change
	(In millions)
Reported:
Loss before taxes	$(2.0)	$(4.6)	57%
Add: Impairment charges	—	1.1
Segment loss	$(2.0)	$(3.5)	43%

Adjustments:
Acquisition and disposition-related (gain) loss	$—	$0.9

Adjusted:
Adjusted segment loss	$(2.0)	$(2.6)	23%

Non-GAAP Reconciliation - Consolidated - Net Income (Loss) and Diluted Earnings (Loss) Per Share

	Three Months Ended March 31, 2026			Three Months Ended March 31, 2025
	Weighted- Average Shares	Net Income (Loss)	Per Share Amount	Weighted- Average Shares	Net Income (Loss)	Per Share Amount
	(In millions, except per share amounts)
Reported net income, diluted shares, and diluted earnings per share	34.0	$60.8	$1.79	34.6	$70.6	$2.04
Adjustments:
Acquisition and disposition-related (gain) loss		$(5.1)			$1.0
Cyber insurance proceeds		—			(30.0)
Storm damage charges		—			0.9
Impairment charges		0.4			1.4
Loss (gain) on exit of leased dealerships		(3.6)			—
Total pre-tax adjustments		$(8.3)			$(26.7)
Tax effect of above items		2.4			7.4
Adjusted net income, diluted shares, and diluted earnings per share	34.0	$54.9	$1.62	34.6	$51.3	$1.48

Non-GAAP Reconciliation - Adjusted EBITDA

	Three Months Ended March 31, 2026				Three Months Ended March 31, 2025
	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total	Franchised Dealerships Segment	EchoPark Segment	Powersports Segment	Total
	(In millions)
Net income				$60.8				$70.6
Provision for income taxes				24.3				26.8
Income (loss) before taxes	$71.0	$16.2	$(2.0)	$85.1	$91.9	$10.1	$(4.6)	$97.4
Non-floor plan interest (1)	25.6	0.3	0.7	26.6	24.9	0.5	0.7	26.1
Depreciation & amortization (2)	33.3	5.7	1.2	40.2	35.1	5.2	1.2	41.4
Stock-based compensation expense	5.2	—	—	5.2	5.8	—	—	5.8
Loss (gain) on exit of leased dealerships	—	(3.6)	—	(3.6)	—	—	—	—
Impairment charges	0.4	—	—	0.4	—	0.2	1.1	1.4
Cyber insurance proceeds	—	—	—	—	(30.0)	—	—	(30.0)
Acquisition and disposition related (gain) loss	(5.1)	—	—	(5.1)	0.3	(0.2)	0.9	1.0
Storm damage charges	—	—	—	—	0.9	—	—	0.9
Adjusted EBITDA (loss)	$130.4	$18.6	$(0.1)	$148.8	$128.9	$15.8	$(0.7)	$144.0

Note: Due to rounding, segment level financial data may not sum to consolidated results.

(1)Includes interest expense, other, net in the accompanying consolidated statements of operations, net of any amortization of debt issuance costs or net debt discount/premium included in (2) below.
(2)Includes the following line items from the accompanying consolidated statements of cash flows: depreciation and amortization of property and equipment; debt issuance cost amortization; and debt discount amortization, net of premium amortization.